UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2008

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Enterprise Drive Plainsboro, NJ	08536
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 275-0500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On March 17, 2008, Integra LifeSciences Holdings Corporation (the “Company”) notified The NASDAQ Stock Market (“NASDAQ”) that it was unable to file its Annual Report on Form 10-K for the year ended December 31, 2007 by the extended filing date under Rule 12b-25 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), due to its ongoing review and approval of certain account reconciliations, the Company’s tax provision for the fourth quarter and year ended December 31, 2007, and deferred tax balance sheet accounts, as disclosed in the Notification of Late Filing on Form 12b-25 that the Company filed with the Securities and Exchange Commission on February 29, 2008. Timely filing of periodic reports is a requirement for continued listing under NASDAQ Marketplace Rule 4310(c)(14). On March 18, 2008, the Company received a Staff Determination Letter from NASDAQ informing the Company that it was not in compliance with Marketplace Rule 4310(c)(14) and, therefore, its common stock would be subject to delisting from NASDAQ.

On March 24, 2008, the Company issued a press release reporting the receipt of the letter from NASDAQ. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein to this Current Report on Form 8-K.

ITEM 7.01	REGULATION FD DISCLOSURE.

On March 24, 2008, the Company issued a press release regarding its receipt of the NASDAQ Staff Determination Letter and its intention to file its delinquent Annual Report on Form 10-K as soon as practicable after the completion of its audited financial statements for the year ended December 31, 2007, a copy of which press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this item of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release, dated March 24, 2008 regarding receipt of Staff Determination letter from The NASDAQ Global Select Market

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: March 24, 2008	By:	/s/ John B. Henneman, III

John B. Henneman, III
	Title:	Executive Vice President, Chief Administrative Officer and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release, dated March 24, 2008 regarding receipt of Staff Determination letter from The NASDAQ Global Select Market

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